SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 17, 2001

aaiPharma Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21185	04-2687849

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2320 Scientific Park Drive
Wilmington, North Carolina 28405

(Address of Principal Executive Offices)
(Zip Code)

(910) 254-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or address, if changed from last report)

Item 2. Acquisition or Disposition of Assets.
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Interim Supply Agreement dated as of 8-17-2001
Asset Purchase Agreement dated as of 12-13-2001
Interim Supply Agreement dated as of 12-13-2001

Item 2.    Acquisition or Disposition of Assets.

     On August 17, 2001, aaiPharma Inc. (the “Company”), through its wholly owned subsidiary, NeoSan Pharmaceuticals Inc., completed the acquisition from AstraZeneca AB (“AstraZeneca”) of the rights and related intangibles associated with the M.V.I. and Aquasol branded products for up to $100 million, payable over three years. A total of $52.5 million was paid at closing, which funds were obtained pursuant to a term loan extended by the Company’s senior bank lenders. Payments of up to $1.0 million each are due in August 2002 and August 2003. In addition, (i) a contingent payment of $2.0 million is due in August 2003 if the Food and Drug Administration approves a reformulated MVI product on or before December 31, 2002 and (ii) a contingent payment of up to $43.5 million is due in August 2004 if such approval is received on or before December 31, 2003, but with such $43.5 million payment being reduced by $1.0 million for each month after December 31, 2002 during which such approval is not obtained and with such payment becoming zero ($0) in the event such approval is not obtained on or prior to December 31, 2003. The Asset Purchase Agreement relating to this acquisition has been filed as Exhibit 10.14 to the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2001 and is incorporated herein by reference, and the related Interim Supply Agreement is filed as Exhibit 10.2 to this Form 8-K. Financial information about this acquisition will be filed subsequently by amendment to this Form 8-K.

     On December 13, 2001, the Company, through its wholly owned subsidiary NeoSan Pharmaceuticals Inc., completed from Novartis Pharmaceuticals Corporation and Novartis Corporation the acquisition of the rights and related intangibles relating to the Brethine® product line for a payment of $26.6 million made at closing. A total of $25 million of such closing payment was obtained pursuant to a term loan extended by the Company’s senior bank lenders, and the remaining amount was paid out of the Company’s working capital. The Asset Purchase Agreement relating to this acquisition and the related Interim Supply Agreement and License Agreement are filed as Exhibits 10.3, 10.4 and 10.5 to this Form 8-K, respectively. Financial information about this acquisition will be filed subsequently by amendment to this Form 8-K.

Item 7.    Financial Statements and Exhibits.

(a)	Financial Statements

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits

Exhibit 2.1	Asset Purchase Agreement dated as of July 25, 2001 between NeoSan Pharmaceuticals Inc., a wholly owned subsidiary of the Company, and AstraZeneca AB (incorporated herein by reference to the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2001)

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Exhibit 2.2	Interim Supply Agreement dated as of August 17, 2001 between NeoSan Pharmaceuticals Inc. and AstraZenca LP.

Exhibit 2.3	Asset Purchase Agreement dated as of December 13, 2001 between NeoSan Pharmaceuticals Inc., a wholly owned subsidiary of the Company, Novartis Pharmaceuticals Corporation and Novartis Corporation.

Exhibit 2.4	Interim Supply Agreement dated as of December 13, 2001 between NeoSan Pharmaceuticals Inc., a wholly owned subsidiary of the Company, and Novartis Pharmaceuticals Corporation.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2002

aaiPharma Inc.

	By:	/s/ William L. Ginna, Jr. William L. Ginna, Jr. Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

Exhibit 2.2	Interim Supply Agreement dated as of August 17, 2001 between NeoSan Pharmaceuticals Inc. and AstraZenca LP.

Exhibit 2.3	Asset Purchase Agreement dated as of December 13, 2001 between NeoSan Pharmaceuticals Inc., a wholly owned subsidiary of the Company, Novartis Pharmaceuticals Corporation and Novartis Corporation.

Exhibit 2.4	Interim Supply Agreement dated as of December 13, 2001 between NeoSan Pharmaceuticals Inc., a wholly owned subsidiary of the Company, and Novartis Pharmaceuticals Corporation.